Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Griffin-American Healthcare REIT IV, Inc., or the Company, hereby certifies, to his knowledge, that:
(1) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 13, 2019	By:	/s/ JEFFREY T. HANSON
Date		Jeffrey T. Hanson
Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer)